UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2023

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35569	88-0425691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3661 Horseblock Road, Medford, NY 11763
(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): (631) 924-1135

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CEMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced, Chembio Diagnostics, Inc. (“Chembio”) entered into an Agreement and Plan of Merger, dated as of January 31, 2023 (the “Merger Agreement”), with Biosynex SA, a French société anonyme (“Biosynex”), and Project Merci Merger Sub, Inc., a Nevada corporation and wholly-owned indirect subsidiary of Biosynex (“Merger Sub”). Upon the terms and subject to the conditions described in the Merger Agreement, on February 14, 2023, Merger Sub commenced a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock of Chembio, par value $0.01 per share (“Shares”), for $0.45 in cash without interest and less any applicable taxes required to be deducted or withheld in respect thereof (the “Transaction Consideration”). The Offer was extended on March 15, 2023, March 29, 2023 and April 13, 2023 and expired on April 26, 2023 at 6:00 p.m., New York City time (the “Expiration Time”). Securities Transfer Corporation, in its capacity as depositary and paying agent for the Offer (“Depositary and Paying Agent”), has advised that, as of the Expiration Time, a total of 18,874,498 Shares had been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 50.93% of the issued and outstanding Shares as of the Expiration Time. Accordingly, the Minimum Condition (as defined in the Merger Agreement) has been satisfied. As a result of the satisfaction of the Minimum Condition and each of the other conditions to the Offer, at the Expiration Time, Biosynex and Merger Sub accepted for payment the Shares that were validly tendered and not validly withdrawn prior to the Expiration Time. Biosynex has transmitted payment for such Shares to the Depositary and Paying Agent, which will disburse the offer price to tendering Chembio stockholders whose Shares have been accepted for payment in accordance with the terms of the Offer.

Following the consummation of the Offer, subject to the terms and conditions of the Merger Agreement and in accordance with Section 92A.133 of the Nevada Revised Statues (the “NRS”), on April 27, 2023, Merger Sub merged with and into Chembio (the “Merger”), with Chembio surviving the Merger as a wholly-owned and indirect subsidiary of Biosynex in accordance with the NRS. At the effective time of the Merger (the “Effective Time”), each Share that was not (a) validly tendered and irrevocably accepted for purchase pursuant to the Offer or (b) held by Chembio as a treasury share, owned by a wholly-owned Chembio subsidiary or held by Biosynex or its Subsidiaries (as defined in the Merger Agreement), was converted into the right to receive cash in an amount equal to the Transaction Consideration, on the terms and subject to the conditions set forth in the Merger Agreement. Each of Chembio’s unvested restricted stock unit award (the “RSUs”) that was outstanding immediately prior to the effective time of the Merger (including each unvested RSU that became vested at the time of acceptance of payment related to the Offer or effective time of the Merger) was automatically canceled and converted into the right to receive an amount of cash equal to the Transaction Consideration. Each stock option outstanding immediately prior to the effective time of the Merger was automatically terminated for no consideration.

Item 1.02	Termination of a Material Definitive Agreement

On April 27, 2023, effective as of the closing of the Merger, Chembio terminated that certain Credit Agreement and Guaranty, dated as of September 3, 2019, by and among Chembio, the Guarantors from time to time party thereto, and Perceptive Credit Holdings II, LP and its successors and assigns party thereto, and concurrently repaid all advances and other obligations outstanding thereunder. The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Explanatory Note” above is incorporated into this Item 2.01 by reference.

The Merger was effected pursuant to NRS 92A.133, which permits completion of a merger without a stockholder vote as soon as practicable following the successful consummation of an offer for all of the outstanding stock of a corporation that has a class of stock listed on a national securities exchange.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Chembio’s Current Report on Form 8-K, filed with SEC on January 31, 2023 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On April 27, 2023, Chembio (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq suspend trading of the Shares and, following the Effective Time, file with the SEC a Form 25 Notification of Removal from Listing and/or Registration, to delist all of the Shares from Nasdaq and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Chembio common stock ceased trading on Nasdaq following the close of trading on April 27, 2023. Chembio also intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of Chembio’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the Explanatory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant

As a result of the consummation of the Offer and the consummation of the Merger in accordance with NRS 92A.133 on April 27, 2023, a change in control of Chembio occurred. At the Effective Time, Chembio became a wholly-owned and indirect subsidiary of Biosynex. The Transaction Consideration was funded through cash on the balance sheet of Biosynex. The information contained in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, each officer of Merger Sub immediately prior to the Effective Time became an officer of Chembio effective as of the Effective Time. The officers of Merger Sub immediately prior to the Effective Time were Larry Abensur and Thierry Paper.  In addition, in accordance with the terms of the Merger Agreement, the sole member of Merger Sub’s board of directors immediately prior to the Effective Time became a member of Chembio’s board of directors effective as of the Effective Time. The member of Merger Sub’s board of directors immediately prior to the Effective Time was Larry Abensur. Effective immediately following completion of the Merger, all of the incumbent officers and directors of Chembio, as of immediately prior to the effectiveness of the Merger, were removed as officers or directors of Chembio. Biographical and other information with respect to Larry Abensur and Thierry Paper is set forth in Schedule I to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the SEC by Parent on February 14, 2023 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, at the Effective Time, the articles of incorporation of Chembio (the “Articles of Incorporation”) were amended and restated in their entirety. The Articles of Incorporation are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. In addition, pursuant to the Merger Agreement, at the Effective Time, Chembio’s by-laws (“By-Laws”) were amended and restated in their entirety. The By-Laws are attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 27, 2023, Biosynex issued a press release announcing the completion of the Merger. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Chembio under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of January 31, 2023, by and among Biosynex SA, Project Merci Merger Sub, Inc. and Chembio Diagnostic, Inc. (incorporated by reference to the copy included as Exhibit 2.1 to Chembio’s Current Report on Form 8-K, filed on January 31, 2023).

3.1	Amended and Restated Articles of Incorporation of Chembio Diagnostics, Inc.

3.2	Amended and Restated By-laws of Chembio Diagnostics, Inc.

99.1	Press Release dated April 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Chembio hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Agreement and Plan of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMBIO DIAGNOSTICS, INC.

Date: April 27, 2023	By:	/s/ Larry Abensur
	Name:	Larry Abensur
	Title:	President